EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Insightful Corporation for the quarter ended March 31, 2005, the undersigned, Jeffrey Coombs, President and Chief Executive Officer of Insightful Corporation, does hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1)	such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)
the information contained in such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Insightful Corporation.

Date:	May 10, 2005	By:	/s/ Jeffrey E. Coombs
Jeffrey E. Coombs
President and Chief Executive Officer